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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2001

                           HOMEPLACE OF AMERICA, INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                       0-30817               34-1894948
(State or other jurisdiction           (Commission           (IRS Employer
of incorporation)                      File Number)       Identification No.)

         3200 Pottery Drive
   Myrtle Beach, South Carolina                                 29579
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:   (843) 236-4606

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 3.           BANKRUPTCY OR RECEIVERSHIP.

         On January 16, 2001, HomePlace of America, Inc., a Delaware corporation ("HomePlace"), and its subsidiaries HomePlace Management, Inc., HomePlace Stores, Inc. and HomePlace Stores Two, Inc. filed for protection pursuant to Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the district of Delaware.

         A copy of the Initial Monthly Operating Report and the Monthly Operating Report for the months of January and February 2001 filed with the Bankruptcy Court on January 31, 2001, March 14, 2001, and April 5, 2001, respectively, pursuant to Bankruptcy Court Rule 2015 are attached to this Current Report on Form 8-K as Exhibits 99.1, 99.2 and 99.3. The financial information in these reports is unaudited and has not been reviewed by an independent accountant.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (c)      Exhibits.

Exhibit Number                              Description
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
99.1                 Initial Monthly Operating Report dated January 31, 2001.

99.2                 Monthly Operating Report dated March 14, 2001.

99.3                 Monthly Operating Report dated April 5, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HOMEPLACE OF AMERICA, INC.

Date: April 20, 2001                         /s/ Gregory K. Johnson
                                             -----------------------------------
                                             By:  Gregory K. Johnson
                                             Its: President and Chief Executive
                                                  Officer